                                                                                        EXHIBIT 10.7

                                         FROM THE OFFICE OF
                                           Stonegate Group

                                   STANDARD FORM COMMERCIAL LEASE

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1. PARTIES                6-8 Pleasant Street Realty Trust
 (fill in)                LESSOR, which expression shall include its heirs, successors, and assigns where the context so admits, does hereby lease to Brightec, Inc.
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                          LESSEE, which expression shall include its successors, executors, administrators, and assigns where the context so admits, and the LESSEE hereby leases the following described premises:
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2.  PREMISES              8 C Pleasant Street, Natick, MA  01760
   (fill in and           first floor, +/- 1400 square feel in building C.
   include, if
   applicable, suite
   number, floor
   number, and square
   feet)
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                          together with the right to use in common, with others entitled thereto, the hallways, stairways, and elevators, necessary for access to said leased premises, and lavatories nearest thereto.
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3. TERM     The term of this lease shall be for eighteen  (18) months  commencing on March 1, 2004
(fill in)   and ending on August 31st, 2005.
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4.   RENT      The LESSEE shall pay to the LESSOR fixed rent at the rate of  $23,296.00  dollars per
  (fill in)    year, payable in advance in monthly installments of 1,983.00, subject to proration in the case of any partial  calendar month.  All rent shall be payable without offset or deduction.
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5. SECURITY    Upon the  execution  of this lease,  the LESSEE shall pay to the LESSOR the amount of
   DEPOSIT     1,983.00 dollars,  which shall be held as a security for the LESSEE's  performance as
  (fill in)    herein  provided  and  refunded  to the  LESSEE  at the  end of this  lease,  without interest, subject to the LESSEE's satisfactory compliance with the conditions hereof.
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6.   RENT      If in any tax year commencing with the fiscal year 2005, the real estate taxes on the
 ADJUSTMENT    land and  buildings,  of which the leased  premises are a part,  are in excess of the amount of the real estate taxes thereon for the fiscal year 2004 (hereinafter  called the "Base Year"), LESSEE will pay to LESSOR as additional rent hereunder, when and as
 A. TAX        designated by notice in writing by LESSOR, 100 per cent of such excess that may occur
ESCALATION     in each  year of the term of this  lease or any  extension  or  renewal  thereof  and
(fill in       proportionately  for any part of a fiscal year. If the LESSOR obtains an abatement of
or delete)     any such excess real estate tax, a proportionate  share of such  abatement,  less the reasonable  fees and costs  incurred in obtaining the same, if any, shall be refunded to the LESSEE.
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B. OPERATING
     COST      Not Applicable
  ESCALATION

(fill in or
 delete)

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C. CONSUMER
    PRICE      Not Applicable
  ESCALATION

(fill in or
  delete)

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                  (2) Commencing as of the first  anniversary of the term  commencement  date, there shall be an adjustment (hereinafter referred to as "Adjustment") in the fixed rent calculated by multiplying the fixed rent set forth in Article 4 by a fraction, the numerator of which shall be the Price Index for the month of  ____________________
                  and the  denominator  of which  (for each such  fraction)  shall be the Base Price
                  Index; PROVIDED,  HOWEVER, no Adjustment shall reduce the fixed rent as previously payable in accordance with this Article or Article 4.

                  (3) In the event the Price Index  ceases to use the 1982-84  average of 100 as the basis of calculation, or if a substantial change is made in the terms or number of items contained in the Price Index,  then the Price Index shall be adjusted to the figure that would have been arrived at had the manner of computing the Price Index in effect at the date of this lease not been changed.

7. UTILITIES      The LESSEE  shall pay,  as they become due,  all bills for  electricity  and other utilities  (whether they are used for furnishing  heat or other purposes) that are furnished to the leased premises and presently  separately metered,  and all bills for fuel furnished to a separate tank servicing the leased  premises  exclusively.
                  The LESSOR agrees to provide all other utility  service and to furnish  reasonably
 "delete "air     hot and cold water and reasonable heat and air conditioning* (except to the extent
conditioning"     that the same are furnished through  separately metered utilities or separate fuel
    if not        tanks as set  forth  above)  to the  leased  premises,  the  hallways,  stairways,
 applicable       elevators, and lavatories during normal business hours on regular business days of the  heating  and air  conditioning*  seasons  of each year,  to furnish  elevator service and to light  passageways  and stairways  during  business  hours,  and to furnish such cleaning service as is customary in similar buildings in said city or town, all subject to interruption  due to any accident,  to the making of repairs, alterations, or improvements, to labor difficulties, to trouble in obtaining fuel, electricity,  service,  or supplies  from the sources  from which they are usually obtained for said building, or to any cause beyond the LESSOR's control.

                  LESSOR shall have no obligation to provide  utilities or equipment  other than the utilities and equipment  within the premises as of the  commencement  date of this lease.  In the event  LESSEE  requires  additional  utilities  or  equipment,  the installation  and  maintenance  thereof  shall be the  LESSEE's  sole  obligation, provided  that such  installation  shall be subject to the written  consent of the
                  LESSOR.

8.USE OF          The LESSEE shall use the leased premises only for the purpose of office use.
LEASED PREMISES
 (fill in)

9.COMPLIANCE      The LESSEE  acknowledges  that no trade or  occupation  shall be  conducted in the
 WITH LAWS        leased  premises or use made thereof  which will be unlawful,  improper,  noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the  city or town in  which  the  premises  are  situated.  Without  limiting  the generality of the foregoing (a) the LESSEE shall not bring or permit to be brought or kept in or on the leased  premises or elsewhere  on the  LESSOR's  property any hazardous, toxic, inflammable,  combustible or explosive fluid, material, chemical or substance,  including without limitation any item defined as hazardous pursuant to Chapter 21 E of the  Massachusetts  General  Laws;  and (b) the LESSEE shall be responsible  for  compliance  with  requirements  imposed  by the  Americans  with
                  Disabilities  Act  relative  to the  layout of the  leased  premises  and any work performed by the LESSEE therein.

10. FIRE          The  LESSEE  shall not  permit  any use of the  leased  premises  which  will make
  INSURANCE       voidable any insurance on the property of which the leased premises are a part, or on the  contents  of said  property  or  which  shall  be  contrary  to any law or regulation from time to time  established by the New England Fire Insurance Rating
                  Association,  or any similar body  succeeding  to its powers.  The LESSEE shall on demand reimburse the LESSOR,  and all other tenants,  all extra insurance premiums caused by the LESSEE's use of the premises.

11. MAINTENANCE   The LESSEE  agrees to maintain the leased  premises in good  condition,  damage by fire and other casualty only excepted,  and whenever  necessary,  to replace plate glass and other glass therein,  acknowledging  that the leased premises are now in good order and the glass whole. The LESSEE shall not permit the leased premises to
  A. LESSEE'S     be overloaded,  damaged,  stripped, or defaced, nor suffer any waste. LESSEE shall
   OBLIGATIONS    obtain written consent of LESSOR before erecting any sign on the premises.

                  The LESSOR  agrees to maintain  the  structure of the building of which the leased premises are a part in the same condition as it is at the commencement of the term
  B. LESSOR'S     or as it may be put in during the term of this  lease,  reasonable  wear and tear,
   OBLIGATIONS    damage by fire and other  casualty  only  excepted,  unless  such  maintenance  is required  because of the LESSEE or those for whose  conduct  the LESSEE is legally responsible.

12.ALTERATIONS    The  LESSEE  shall not make  structural  alterations  or  additions  to the leased
   - ADDITIONS    premises,  but may make  non-structural  alterations  provided the LESSOR consents thereto in writing,  which consent shall not be unreasonably  withheld or delayed.
                  All such allowed  alterations shall be at LESSEE's expense and shall be in quality at least equal to the present construction. LESSEE shall not permit any mechanics'
                  liens, or similar liens, to remain upon the leased premises for labor and material furnished to LESSEE or claimed to have been furnished to LESSEE in connection with work of any character performed or claimed to have been performed at the direction of LESSEE  and  shall  cause any such  lien to be  released  of record  forth-with without cost to LESSOR.

                  Any  alterations or  improvements  made by the LESSEE shall become the property of the LESSOR at the termination of occupancy as provided herein.

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13. ASSIGNMENT -  The LESSEE shall not assign or sublet the whole or any part of the leased premises
    SUBLEASING    without LESSOR's prior written consent. Notwithstanding such consent, LESSEE shall remain  liable to LESSOR for the payment of all rent and for the full  performance of the covenants and conditions of this lease.

14. SUBORDINATION  This  lease shall  be subject  and subordinate to any and all mortgages, deeds of trust and  other  instruments  in the  nature  of a  mortgage,  now or at any time hereafter, a lien or liens on the property of which the leased premises are a part and the LESSEE shall,  when requested,  promptly  execute and deliver such written instruments as shall be necessary to show the  subordination of this lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage.

15. LESSOR'S      The LESSOR or agents of the LESSOR may,  at  reasonable  times,  enter to view the
     ACCESS       leased  premises  and may remove  placards  and signs not  approved and affixed as herein provided, and make repairs and alterations as LESSOR should elect to do and may show the leased  premises to others,  and at any time within  three (3) months before the  expiration  of the term,  may affix to any suitable part of the leased premises a notice for letting or selling the leased  premises or property of which the leased premises are a part and keep the same so affixed  without  hindrance or molestation.

16. INDEMNI       The LESSEE shall save the LESSOR  harmless from all loss and damage  occasioned by
   FICATION       anything  occurring on the leased  premises  unless  caused by the  negligence  or
 AND LIABILITY    misconduct  of the  LESSOR,  and  from  all loss  and  damage  wherever  occurring occasioned by any omission,  fault, neglect or other misconduct of the LESSEE. The removal  (fill in) of snow and ice from the  sidewalks  bordering  upon the leased premises shall be lessors responsibility.

17. LESSEE'S      The LESSEE shall maintain with respect to the leased  premises and the property of
   LIABILITY      which the leased premises are a part comprehensive  public liability  insurance in
   INSURANCE      the  amount  of  1,000,000.00   with  property  damage   insurance  in  limits  of
   (fill in)      1,000,000.00 in responsible  companies  qualified to do business in  Massachusetts and in good standing  therein insuring the LESSOR as well as LESSEE against injury to persons or damage to property as provided.  The LESSEE  shall  deposit with the
                  LESSOR  certificates  for such  insurance at or prior to the  commencement  of the term, and  thereafter  within thirty (30) days prior to the expiration of any such policies.  All such insurance  certificates shall provide that such policies shall not be  cancelled  without  at least ten (10) days  prior  written  notice to each assured named therein.

18. FIRE          Should a substantial  portion of the leased premises,  or of the property of which
  CASUALTY -      they are a part, be substantially  damaged by fire or other casualty,  or be taken
  EMINENT         by eminent domain,  the LESSOR may elect to terminate this lease.  When such fire,
  DOMAIN          casualty, or taking renders the leased premises substantially unsuitable for their intended use, a just and  proportionate  abatement of rent shall be made,  and the
                  LESSEE may elect to terminate this lease if:
                          (a)     The LESSOR fails to give written notice within thirty (30) days of intention to restore leased premises, or
                          (b)     The LESSOR  fails to restore  the leased  premises  to a condition substantially  suitable for their  intended use within ninety (90)
                                  days of said fire, casualty or taking.
                  The LESSOR  reserves,  and the LESSEE  grants to the LESSOR,  all rights which the
                  LESSEE may have for  damages or injury to the  leased  premises  for any taking by eminent  domain,  except  for  damage  to  the  LESSEE's  fixtures,  property,  or equipment.

19. DEFAULT       In the event that:
     AND             (a) The LESSEE shall default in the payment of any installment of rent or other
   BANKRUPTCY        sum herein  specified and such default  shall  continue for ten (10) days after
   (fill in)         written notice thereof; or
                     (b) The LESSEE shall default in the  observance or  performance of any other of the LESSEE's covenants,  agreements,  or obligations hereunder and such default shall not be corrected within thirty (30) days after written notice thereof; or
                     (c) The LESSEE shall be declared bankrupt or insolvent according to law, or, if any assignment shall be made of LESSEE's property for the benefit of creditors, then the LESSOR shall have the right thereafter,  while such default continues, to re-enter and take complete possession of the leased premises,  to declare the term of this lease ended,  and remove the LESSEE's  effects,  without  prejudice to any remedies which might be otherwise  used for arrears of rent or other default.  The
                  LESSEE  shall  indemnify  the LESSOR  against all loss of rent and other  payments which the LESSOR may incur by reason of such termination during the residue of the term.  If the LESSEE  shall  default,  after  reasonable  notice  thereof,  in the observance or  performance  of any  conditions or covenants on LESSEE's part to be observed or performed  under or by virtue of any of the  provisions in any article of this lease, the LESSOR, without being under any obligation to do so and without thereby  waiving such default,  may remedy such default for the account and at the expense  of the  LESSEE.  If the  LESSOR  makes any  expenditures  or  incurs  any obligations  for the payment of money in connection  therewith,  including but not limited to,  reasonable  attorney's fees in instituting,  prosecuting or defending any action or proceeding,  such sums paid or obligations insured, with interest at the rate of 10 per cent per annum and  costs,  shall be paid to the  LESSOR by the
                  LESSEE as additional rent.

20.  NOTICE       Any notice from the LESSOR to the LESSEE relating to the leased premises or to the
   (fill in)      occupancy  thereof,  shall be deemed duly served,  if left at the leased  premises addressed  to the  LESSEE,  or if mailed to the  leased  premises,  registered  or certified  mail,  return  receipt  requested,  postage  prepaid,  addressed to the
                  LESSEE.  Any notice from the LESSEE to the LESSOR  relating to the leased premises or to the occupancy thereof,  shall be deemed duly served, if mailed to the LESSOR by  registered or certified  mail,  return  receipt  requested,  postage  prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing.  All rent  notices  shall be paid and sent to the LESSOR at  Stonegate
                  Group, 83 Speen Street, Natick, MA 01760

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21.  SURRENDER    The LESSEE shall at the  expiration or other  termination of this lease remove all
                  LESSEE's goods and effects from the leased  premises,  (including,  without hereby limiting the  generality  of the  foregoing,  all signs and  lettering  affixed or painted by the LESSEE, either inside or outside the leased premises). LESSEE shall deliver to the LESSOR the leased premises and all keys,  locks thereto,  and other fixtures connected therewith and all alterations and additions made to or upon the leased  premises,  in  good  condition,  damage  by fire or  other  casualty  only excepted.  In the event of the LESSEE's failure to remove any of LESSEE's property from the premises,  LESSOR is hereby  authorized,  without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE's  expense,  or to retain same under LESSOR's control or to sell at public or private sale,  without  notice any or all of the property not so removed  and to apply the net  proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

22. BROKERAGE     The Broker(s) named herein R W Holmes.
  (fill in or
    delete)       warrant(s) that he (they) is (are) duly licensed as such by the Commonwealth of
                  Massachusetts, and join(s) in this agreement and become(s) a party hereto, insofar as any  provisions of this  agreement  expressly  apply to him (them),  and to any amendments or  modifications  of such  provisions  to which he (they)  agree(s) in writing.

                  LESSOR agrees to pay the above-named  Broker upon the term commencement date a fee for  professional  services  of  ______________________  or  pursuant  to Broker's attached commission schedule. The LESSEE warrants and represents that it has dealt with no other  broker  entitled  to claim a  commission  in  connection  with this transaction  and shall  indemnify  the LESSOR  from and  against  any such  claim, including without limitation  reasonable attorneys' fees incurred by the LESSOR in connection therewith.

23.  CONDITION    Except as may be otherwise expressly set forth herein, the LESSEE shall accept the
    OF PREMISES   leased premises  "(degree) as is" in their condition as of the commencement of the term of  this  lease,  and the  LESSOR  shall  be  obligated  to  perform  no work whatsoever in order to prepare the leased premises for occupancy by the LESSEE.

24. FORCE         In the event that the LESSOR is  prevented  or delayed  from making any repairs or
   MAJEURE        performing any other covenant  hereunder by reason of any cause reasonably  beyond the control of the LESSOR,  the LESSOR shall not be liable to the LESSEE there-for nor, except as expressly  otherwise provided in case of casualty or taking,  shall the LESSEE be entitled to any  abatement or  reduction of rent by reason  thereof, nor  shall  the  same  give  rise to a  claim  by the  LESSEE  that  such  failure constitutes  actual or constructive  eviction from the leased premises or any part thereof.

25.  LATE         If rent or any other sum payable hereunder remains outstanding for a period of ten
    CHARGE        (10) days,  the  LESSEE  shall pay to the  LESSOR a late  charge  equal to one and one-half percent (1.5%) of the amount due for each month or portion thereof during which the arrearage continues.

26. LIABILITY     No owner of the  property of which the leased  premises are a part shall be liable
    OF OWNER      hereunder  except for breaches of the LESSOR's  obligations  occurring  during the period of such ownership.  The obligations of the LESSOR shall be binding upon the
                  LESSOR's interest in said property,  but not upon other assets of the LESSOR,  and no individual partner, agent, trustee, stockholder, officer, director, employee or beneficiary  of the  LESSOR  shall be  personally  liable for  performance  of the
                  LESSOR's obligations hereunder.

27. OTHER         It is also understood and agreed that
  PROVISIONS      THE TERM OF THE LEASE SHALL BE FOR 18 MONTHS AT A FIXED RATE OF $17.00PSF PLUS
                  UTILITIES.  LESSEE WILL HAVE AN OPTION TO RENEW FOR ONE YEAR AT A FIXED RATE OF
                  $17.50PSF PLUS UTILITIES.

                  LESSEE WILL BE RESPONSIBLE FOR THE CLEANING OF THE SPACE.

IN WITNESS WHEREOF, the said parties hereunto set their hands and seals this ________________ day of
______________________, 20____.

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LESSEE  Patrick Planche/Brightec, Inc.                       LESSOR 6-8 Pleasant Street Realty Trust

/PATRICK PLANCHE//                                           _______________________

LESSEE                                                       LESSOR

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        BROKER(S)
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